Schedule of Recognized Identified Assets Acquired and Liabilities (Details) $ in Thousands	Mar. 25, 2019 USD ($)
Assets
Cash and cash equivalents, including $3.2 million working capital adjustment	$ 25,933
Accounts receivable	1,475
Inventory	857
Other current assets	1,878
Fixed assets	1,504
Other long-term assets	126
Favorable lease asset	69
Acquired product license – Xepi® (Intangible Asset)	4,600
Total Assets	36,442
Liabilities
Current liabilities	25,132
Contingent consideration, net of contract asset	4,800
Capital lease liabilities	800
Total Liabilities	30,732
Net Assets Acquired	5,710
Cash Purchase Price	0
Bargain Purchase Gain	$ (5,710)